                                                                    EXHIBIT 99.1

                                                For Financial Inquiries Contact:
                                                                   John Cummings
                                                       Sybase Investor Relations
                                                        JOHN.CUMMINGS@SYBASE.COM
                                                                  (925) 236-8797

                                                    For Press Inquiries Contact:
                                                                 Rick Myllenbeck
                                                         Sybase Public Relations
                                                      RICK.MYLLENBECK@SYBASE.COM
                                                                  (925) 236-8506

                 SYBASE SECOND QUARTER RESULTS EXCEED FIRST CALL
                            REVENUE AND EPS ESTIMATES

       GROWTH IN MOBILE AND WIRELESS BUSINESS FUELS NEW WI-FI INITIATIVES

DUBLIN, CALIF. - JULY 23, 2003 - Sybase, Inc. (NYSE: SY), a leading provider of enterprise infrastructure and wireless software, today announced second quarter 2003 total revenues of $192.0 million, including license fees of $63.9 million, exceeding First Call consensus revenue estimates of $186.5 million.

         Net income on a pro forma basis for the second quarter was $23.2 million, or earnings per share of $0.24 on a diluted basis (EPS), exceeding First Call consensus EPS estimates of $0.21. Pro forma net income was $25.9 million, or EPS of $0.26, for the same period in 2002. Net income for the second quarter calculated in accordance with generally accepted accounting principles
(GAAP) was $14.6 million, or EPS of $0.15. Net income on a GAAP basis was $20.2 million, or EPS of $0.20, for the same period in 2002.

         GAAP-based amounts include amortization of purchased intangibles, stock-based compensation expense and restructuring charges and reversals. A detailed reconciliation of pro forma and GAAP amounts in this release is set forth in the attached financial exhibits, along with full details of the company's financial results.

         "We are encouraged by our second quarter results," said John Chen, chairman, president and CEO of Sybase, Inc. "An increasing number of customers are exploring new IT projects and initiatives involving Sybase, which gives us good reason to be optimistic. We're particularly excited about the strength in our mobile and wireless business and our new Wi-Fi initiatives."

BALANCE SHEET AND OTHER DATA

         For the period ended June 30, 2003, Sybase reported $467.1 million in cash and cash investments, including restricted cash of $7.8 million. This is the highest cash balance in the company's history. The company generated $24.4 million in cash flow from operations in the second quarter bringing total year-to-date cash flow from operations to $119.9 million.

         Sybase repurchased $15.9 million of its stock during the second quarter, with $19.2 million of its current share repurchase authorization remaining. Through the end of the second quarter 2003, the company has repurchased an aggregate total of 24.9 million shares for $380.8 million at an average price of $15.29 per share since inception of the stock repurchase program in 1998.

         Days sales outstanding for the three months ended June 30, 2003 was 59 days, compared with 60 days for the three months ended March 31, 2003.

ABOUT SYBASE, INC.

         Sybase provides enterprise infrastructure and wireless software that integrates and "unwires" platforms, databases and applications. Sybase solutions create Information Liquidity -- transforming data into economic value. With Sybase, companies can maximize value from their data assets by getting the right information to the right people at the right time. For more information, visit the Sybase website: http://www.sybase.com.

                                     # # # #

Forward-looking Statements: Statements in this release concerning Sybase, Inc., its subsidiaries and their respective prospects and future growth are forward-looking statements that involve a number of uncertainties and risks. Factors that could cause actual events or results to differ materially from those suggested by such forward-looking statements include general business conditions; sales productivity; possible disruptive effects of organizational or personnel changes; political unrest or acts of war; market acceptance of the company's products and services; customer and industry analyst perception of the company and its technology vision and future prospects; rapid technological changes; competitive factors; unanticipated delays in scheduled product availability dates; interoperability of the company's products with other leading software application products; volatility of the stock markets generally; market growth rates in the client/server and Internet software markets; and other factors discussed in Sybase, Inc.'s reports filed with the Securities Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2002, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

                 SYBASE SECOND QUARTER 2003 SELECTED HIGHLIGHTS

During the second quarter of 2003, Sybase extended its lead in the mobile and wireless computing space with a Wi-Fi application development initiative, while continuing to strengthen its core products through new releases, partnerships and customer wins. In addition, Sybase deepened its influence in the federal government and international markets through the opening of a Government Affairs office in Washington, D.C. and the election of Sybase president, chairman and CEO John Chen to the board of directors of the U.S. Chamber of Commerce.

DURING THE QUARTER SYBASE:

Extended its lead in mobility with the announcement of a $25 million initiative to accelerate Wi-Fi enterprise application development, helping businesses to capitalize on the opportunities of mobile computing.
http://www.sybase.com/detail/1,6904,1025021,00.html

Announced the Sybase Wi-Fi Professional Services practice to help enterprises define and implement strategies to leverage the latest developments in mobile computing for competitive advantage.
http://www.sybase.com/detail/1,6904,1025121,00.html

Deepened its commitment to the government market with the opening of a Government Affairs office in Washington, D.C.
http://www.sybase.com/detail/1,6904,1024807,00.html

Launched the Remote Enterprise Management Outsourcing (REMO) service offering, a subscription-based service to keep business critical systems and applications available 24x7 and decrease operational costs.
http://www.sybase.com/detail/1,6904,1024905,00.html

Announced its Enterprise Portal had been selected by the Department of Defense
(DOD) Standard Procurement System (SPS) Joint Program Management Office (JPMO) to run its online Center of Excellence.
http://www.sybase.com/detail/1,6904,1024488,00.html

Announced the general availability of Adaptive Server (R) IQ 12.5, a highly-scalable analytical engine featuring greater ease-of-use, enhanced support, lower overall total cost of ownership, and easier integration and interoperability.
http://www.sybase.com/detail/1,6904,1025180,00.html

DURING THE QUARTER, IANYWHERE SOLUTIONS, INC. A SUBSIDIARY OF SYBASE:

Announced the general availability of SQL Anywhere(R) Studio 9, the industry's leading mobile database featuring Mac support, enhanced Web services and .NET functionality, and an index consultant designed to significantly speed development time.
http://www.ianywhere.com/press releases/sqlany 9.html

Announced a strategic relationship with Intel Corporation to fuel the development of always-available mobile enterprise applications that extend enterprise information to mobile workers regardless of network availability. http://www.ianywhere.com/press releases/ias intel.html

Announced the beta release of SQL Anywhere Studio 9 for Mac OS X, delivering the market-leading database for mobile, embedded and small to medium sized business environments to the Mac.
http://www.ianywhere.com/press releases/sqlany9 macosx beta.html

Sybase, Adaptive Server and SQL Anywhere are trademarks of Sybase, Inc. or its subsidiaries. Other product names may be trademarks of the companies with which they are associated. "(R)" indicates registration in the United States.

                                  SYBASE, INC.
                       RECONCILIATION OF GAAP TO PRO FORMA
               CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                      Three Months Ended June 30, 2003           Three Months Ended June 30, 2002
                                                    -------------------------------------     --------------------------------------
                                                                  Pro forma                                  Pro forma
   (In thousands, except per share data)              GAAP     Adjustments (2)  Pro forma       GAAP      Adjustments (2)  Pro forma
                                                    -------------------------------------     --------------------------------------
Revenues:
   License fees                                     $  63,897             -     $  63,897     $  77,449              -     $  77,449
   Services                                           128,135             -       128,135       127,814              -       127,814
                                                    -----------------------     ---------     ------------------------     ---------
             Total revenues                           192,032             -       192,032       205,263              -       205,263

Costs and expenses:
   Cost of license fees                                14,589        (3,831) a     10,758        13,225         (3,731) a      9,494
   Cost of services                                    40,643             -        40,643        48,344              -        48,344
   Sales and marketing                                 59,666             -        59,666        66,962              -        66,962
   Product development and engineering                 29,348             -        29,348        28,530              -        28,530
   General and administrative                          20,471             -        20,471        20,428              -        20,428
   Amortization of other purchased intangibles            500          (500) a          -           500           (500) a          -
   Stock compensation expense                             727          (727) b          -           497           (497) b          -
   Cost (Reversal) of restructure                       7,957        (7,957) c          -          (795)           795  c          -
                                                    -----------------------     ---------     ------------------------     ---------
             Total costs and expenses                 173,901       (13,015)      160,886       177,691         (3,933)      173,758
                                                    -----------------------     ---------     ------------------------     ---------
Operating income                                       18,131        13,015        31,146        27,572          3,933        31,505

Interest income and expense and other, net              3,524             -         3,524         5,478              -         5,478
                                                    -----------------------     ---------     ------------------------     ---------
Income before income taxes and cumulative
   effect of an accounting change                      21,655        13,015        34,670        33,050          3,933        36,983
Provision for income taxes                              7,096         4,345  d     11,441        12,889         (1,794) d     11,095
                                                    -----------------------     ---------     ------------------------     ---------
Income before cumulative effect of an
   accounting change                                   14,559         8,670     $  23,229        20,161          5,727        25,888
Cumulative effect of an accounting change to
   adopt FAS 142                                            -             -             -             -              -  e          -
                                                    -----------------------     ---------     ------------------------     ---------
           Net income (loss)                        $  14,559   $     8,670     $  23,229     $  20,161    $     5,727     $  25,888
                                                    =======================     =========     ========================     =========

Income per share before cumulative effect
   of an accounting change                          $    0.16   $      0.09     $    0.25     $    0.21    $      0.05     $    0.26
Cumulative effect of an accounting change                   -             -             -             -              -             -
                                                    -----------------------     ---------     ------------------------     ---------
Basic net income (loss) per share                   $    0.16   $      0.09     $    0.25     $    0.21    $      0.05     $    0.26
                                                    =======================     =========     ========================     =========
Shares used in computing basic net income (loss)
   per share                                           93,787        93,787        93,787        98,308         98,308        98,308
                                                    =======================     =========     ========================     =========
Income per share before cumulative effect of
   an accounting change                             $    0.15   $      0.09     $    0.24     $    0.20    $      0.06     $    0.26
Cumulative effect of an accounting change                   -             -             -             -              -             -
                                                    -----------------------     ---------     ------------------------     ---------
Diluted net income (loss) per share                 $    0.15   $      0.09     $    0.24     $    0.20    $      0.06        $ 0.26
                                                    =======================     =========     ========================     =========
Shares used in computing diluted net income (loss)
   per share                                           96,432        96,432        96,432       100,738        100,738       100,738
                                                    =======================     =========     ========================     =========

(1)      USE OF PRO FORMA FINANCIAL INFORMATION

         To supplement our consolidated financial statements presented in accordance with GAAP, Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs, expenses, expenses reversals, and losses. These pro forma adjustments are provided to enhance the users overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the pro forma results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operations. In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency and comparability in our financial reporting.

         Further, these adjusted pro forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles.

(2)      PROFORMA ADJUSTMENTS

         Proforma adjustments include the following: (a) amoritization of purchased intangibles; (b) amortization of unearned stock compensation;
         (c) cost (reversal) of restructuring charges; (d) income tax effect of proforma adjustments, (e) cumulative effect of an accounting change.

                                  SYBASE, INC.
                      RECONCILIATION OF GAAP TO PRO FORMA
               CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)

                                                           Six Months Ended June 30, 2003
                                                      ---------------------------------------
   (In thousands, except per share data)                           Pro forma
                                                       GAAP       Adjustments (2)   Pro forma
                                                      ---------------------------------------
Revenues:
   License fees                                       $ 124,771               -     $ 124,771
   Services                                             248,808               -       248,808
                                                      -------------------------     ---------
             Total revenues                             373,579               -       373,579

Costs and expenses:
   Cost of license fees                                  28,518          (7,595) a     20,923
   Cost of services                                      79,874               -        79,874
   Sales and marketing                                  118,162               -       118,162
   Product development and engineering                   59,266               -        59,266
   General and administrative                            42,571               -        42,571
   Amortization of other purchased intangibles            1,000          (1,000) a          -
   Stock compensation expense                             1,388          (1,388) b          -
   Cost (Reversal) of restructure                         7,748          (7,748) c          -
                                                      -------------------------     ---------

             Total costs and expenses                   338,527         (17,731)      320,796
                                                      -------------------------     ---------

Operating income                                         35,052          17,731        52,783

Interest income and expense and other, net                5,967               -         5,967
                                                      -------------------------     ---------

Income before income taxes and cumulative
   effect of an accounting change                        41,019          17,731        58,750
Provision for income taxes                               13,486           5,901  d     19,387
                                                      -------------------------     ---------

Income before cumulative effect of an
   accounting change                                     27,533          11,830     $  39,363
Cumulative effect of an accounting change to
   adopt FAS 142                                              -                             -
                                                      -------------------------     ---------
           Net income (loss)                          $  27,533        $ 11,830     $  39,363
                                                      =========================     =========

Income per share before cumulative effect             $    0.29        $   0.13     $    0.42
   of an accounting change
Cumulative effect of an accounting change                     -               -             -
                                                      -------------------------     ---------

Basic net income (loss) per share                     $    0.29        $   0.13     $    0.42
                                                      =========================     =========

Shares used in computing basic net income (loss)
   per share                                             94,072          94,072        94,072
                                                      =========================     =========
Income per share before cumulative effect of          $    0.28        $   0.13     $    0.41
   an accounting change
Cumulative effect of an accounting change                     -               -             -
                                                      -------------------------     ---------

Diluted net income (loss) per share                   $    0.28        $   0.13     $    0.41
                                                      =========================     =========

Shares used in computing diluted net income (loss)
   per share                                             96,858          96,858        96,858
                                                      =========================     =========

                                                          Six Months Ended June 30, 2002
                                                      ---------------------------------------
   (In thousands, except per share data)                           Pro forma
                                                       GAAP       Adjustments (2)   Pro forma
                                                      ---------------------------------------
Revenues:
   License fees                                       $ 161,298               -     $ 161,298
   Services                                             255,002               -       255,002
                                                      -------------------------     ---------
             Total revenues                             416,300               -       416,300

Costs and expenses:
   Cost of license fees                                  24,689          (7,462) a     17,227
   Cost of services                                     100,429               -       100,429
   Sales and marketing                                  137,850               -       137,850
   Product development and engineering                   59,469               -        59,469
   General and administrative                            42,690               -        42,690
   Amortization of other purchased intangibles            1,000          (1,000) a          -
   Stock compensation expense                               994            (994) b          -
   Cost (Reversal) of restructure                          (910)            910  c          -
                                                      -------------------------     ---------

             Total costs and expenses                   366,211          (8,546)      357,665
                                                      -------------------------     ---------

Operating income                                         50,089           8,546        58,635

Interest income and expense and other, net                8,439               -         8,439
                                                      -------------------------     ---------

Income before income taxes and cumulative
   effect of an accounting change                        58,528           8,546        67,074
Provision for income taxes                               22,316          (2,194) d     20,122
                                                      -------------------------     ---------

Income before cumulative effect of an                    36,212          10,740        46,952
   accounting change
Cumulative effect of an accounting change to
   adopt FAS 142                                       (132,450)        132,450  e          -
                                                      -------------------------     ---------
           Net income (loss)                          $ (96,238)      $ 143,190     $  46,952
                                                      =========================     =========

Income per share before cumulative effect             $    0.37       $    0.11     $    0.48
   of an accounting change
Cumulative effect of an accounting change                 (1.35)           1.35             -
                                                      -------------------------     ---------

Basic net income (loss) per share                     $   (0.98)      $    1.46     $    0.48
                                                      =========================     =========

Shares used in computing basic net income (loss)
   per share                                             98,330          98,330        98,330
                                                      =========================     =========
Income per share before cumulative effect of          $    0.36       $    0.10     $    0.46
   an accounting change
Cumulative effect of an accounting change                 (1.31)           1.31             -
                                                      -------------------------     ---------

Diluted net income (loss) per share                   $   (0.95)      $    1.41     $    0.46
                                                      =========================     =========

Shares used in computing diluted net income (loss)
   per share                                            101,403         101,403       101,403
                                                      =========================     =========

(1)  USE OF PRO FORMA FINANCIAL INFORMATION

     To supplement our consolidated financial statements presented in accordance with GAAP, Sybase uses pro forma measures of operating results, net income and earnings per share, which are adjusted from GAAP-based results to exclude certain costs, expenses, expenses reversals, and losses. These pro forma adjustments are provided to enhance the users overall understanding of our current financial performance and our prospects for the future. Specifically, we believe the pro forma results provide useful information to both management and investors by excluding certain expenses that we believe are not indicative of our core operations. In addition, since we have historically reported pro forma results to the investment community, we believe the inclusion of pro forma numbers provides consistency and comparability in our financial reporting.

     Further, these adjusted pro forma results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles.

(2)  PROFORMA ADJUSTMENTS

     Proforma adjustments include the following: (a) amoritization of purchased intangibles; (b) amortization of unearned stock compensation; (c) cost (reversal) of restructuring charges; (d) income tax effect of proforma adjustments, (e) cumulative effect of an accounting change.

                                  SYBASE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                                                                                             June 30,        December 31,
       (In thousands, except share and per share data)                                         2003              2002
                                                                                           (Unaudited)
Current assets:
       Cash and cash equivalents                                                           $   249,070       $   231,267
       Short-term investments                                                                  134,637            63,740
                                                                                           -----------       -----------
                          Total cash, cash equivalents and short-term cash investments         383,707           295,007

       Restricted cash                                                                           4,404             5,653
       Accounts receivable, net                                                                126,426           169,193
       Deferred income taxes                                                                    20,139            20,097
       Other current assets                                                                     14,037            14,669
                                                                                           -----------       -----------

                          Total current assets                                                 548,713           504,619

Long-term cash investments                                                                      75,618            92,173
Restricted long-term cash investments                                                            3,400                 -
Property, equipment and improvements, net                                                       67,950            70,402
Deferred income taxes                                                                           47,944            46,295
Capitalized software, net                                                                       63,455            62,266
Goodwill, net                                                                                  151,701           136,826
Other purchased intangibles, net                                                                47,378            50,473
Other assets                                                                                    26,885            29,695
                                                                                           -----------       -----------

            Total assets                                                                   $ 1,033,044         $ 992,749
                                                                                           ===========       ===========

Current liabilities:
       Accounts payable                                                                    $    13,556          $ 13,085
       Accrued compensation and related expenses                                                34,239            36,671
       Accrued income taxes                                                                     35,813            34,023
       Other accrued liabilities                                                                99,455           112,468
       Deferred revenue                                                                        222,085           200,458
                                                                                           -----------       -----------

                          Total current liabilities                                            405,148           396,705

Other liabilities                                                                               12,974            10,641
Minority interest                                                                                5,029             5,029

Stockholders' equity:
       Preferred stock, $0.001 par value, 8,000,000
                     shares authorized; none issued or outstanding                                   -                 -
       Common stock, $0.001 par value, 200,000,000
                     shares authorized; 105,337,362 shares issued
                     (2002 - 105,337,362)                                                          105               105
       Additional paid-in capital                                                              933,856           929,064
       Accumulated deficit                                                                    (172,655)         (189,936)
       Other comprehensive income/(loss)                                                         8,955            (8,673)
       Less: Cost of treasury stock (11,520,041 shares and 2002 - 10,677,306)                 (153,591)         (146,816)
       Unearned compensation                                                                    (6,777)           (3,370)
                                                                                           -----------       -----------

                          Total stockholders' equity                                           609,893           580,374
                                                                                           -----------       -----------

            Total liabilities and stockholders' equity                                     $ 1,033,044         $ 992,749
                                                                                           ===========       ===========

                                  SYBASE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                                           Three Months Ended June 30,   Six Months Ended June 30,
                                                                           ---------------------------   -------------------------
     (In thousands, except per share data)                                     2003           2002          2003           2002
                                                                             ---------     ---------      ---------     ---------
Revenues:
     License fees                                                            $  63,897     $  77,449      $ 124,771     $ 161,298
     Services                                                                  128,135       127,814        248,808       255,002
                                                                             ---------     ---------      ---------     ---------

               Total revenues                                                  192,032       205,263        373,579       416,300

Costs and expenses:
     Cost of license fees                                                       14,589        13,225         28,518        24,689
     Cost of services                                                           40,643        48,344         79,874       100,429
     Sales and marketing                                                        59,666        66,962        118,162       137,850
     Product development and engineering                                        29,348        28,530         59,266        59,469
     General and administrative                                                 20,471        20,428         42,571        42,690
     Amortization of other purchased intangibles                                   500           500          1,000         1,000
     Stock compensation expense                                                    727           497          1,388           994
     Cost (Reversal) of restructure                                              7,957          (795)         7,748          (910)
                                                                             ---------     ---------      ---------     ---------

               Total costs and expenses                                        173,901       177,691        338,527       366,211
                                                                             ---------     ---------      ---------     ---------

Operating income                                                                18,131        27,572         35,052        50,089

Interest income and expense and other, net                                       3,524         5,478          5,967         8,439
                                                                             ---------     ---------      ---------     ---------

Income before income taxes and cumulative effect of an accounting change        21,655        33,050         41,019        58,528

Provision for income taxes                                                       7,096        12,889         13,486        22,316
                                                                             ---------     ---------      ---------     ---------

Income before cumulative effect of an accounting change                         14,559        20,161         27,533        36,212

Cumulative effect of an accounting change to adopt FAS 142                           -             -              -      (132,450)
                                                                             ---------     ---------      ---------     ---------

             Net income (loss)                                               $  14,559     $  20,161      $  27,533     $ (96,238)
                                                                             =========     =========      =========     =========

Income per share before cumulative effect of an accounting change            $    0.16     $    0.21      $    0.29     $    0.37
Cumulative effect of an accounting change                                            -             -              -         (1.35)
                                                                             ---------     ---------      ---------     ---------

Basic net income (loss) per share                                            $    0.16     $    0.21      $    0.29     $   (0.98)
                                                                             =========     =========      =========     =========

Shares used in computing basic net income (loss) per share                      93,787        98,308         94,072        98,330
                                                                             =========     =========      =========     =========

Income per share before cumulative effect of an accounting change            $    0.15     $    0.20      $    0.28     $    0.36
Cumulative effect of an accounting change                                            -             -              -         (1.31)
                                                                             ---------     ---------      ---------     ---------

Diluted net income (loss) per share                                          $    0.15     $    0.20      $    0.28     $   (0.95)
                                                                             =========     =========      =========     =========

Shares used in computing diluted net income (loss) per share                    96,432       100,738         96,858       101,403
                                                                             =========     =========      =========     =========

                                  SYBASE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
           PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
                         AND STOCK COMPENSATION EXPENSE
                                   (UNAUDITED)

                                                          Three Months Ended June 30,    Six Months Ended June 30,
                                                          ---------------------------    -------------------------
       (In thousands, except per share data)                  2003           2002           2003           2002
                                                            --------       --------       --------       --------
Revenues:
       License fees                                         $ 63,897       $ 77,449       $124,771       $161,298
       Services                                              128,135        127,814        248,808        255,002
                                                            --------       --------       --------       --------

                 Total revenues                              192,032        205,263        373,579        416,300

Costs and expenses:
       Cost of license fees                                   10,758          9,494         20,923         17,227
       Cost of services                                       40,643         48,344         79,874        100,429
       Sales and marketing                                    59,666         66,962        118,162        137,850
       Product development and engineering                    29,348         28,530         59,266         59,469
       General and administrative                             20,471         20,428         42,571         42,690
                                                            --------       --------       --------       --------

                 Total costs and expenses                    160,886        173,758        320,796        357,665
                                                            --------       --------       --------       --------

Operating income                                              31,146         31,505         52,783         58,635

Interest income and expense and other, net                     3,524          5,478          5,967          8,439
                                                            --------       --------       --------       --------

Income before income taxes                                    34,670         36,983         58,750         67,074

Provision for income taxes                                    11,441         11,095         19,387         20,122
                                                            --------       --------       --------       --------

               Net income                                   $ 23,229       $ 25,888       $ 39,363       $ 46,952
                                                            ========       ========       ========       ========

Basic net income per share                                  $   0.25       $   0.26       $   0.42       $   0.48
                                                            ========       ========       ========       ========

Shares used in computing basic net income per share           93,787         98,308         94,072         98,330
                                                            ========       ========       ========       ========

Diluted net income per share                                $   0.24       $   0.26       $   0.41       $   0.46
                                                            ========       ========       ========       ========

Shares used in computing diluted net income per share         96,432        100,738         96,858        101,403
                                                            ========       ========       ========       ========

Note: The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

                                  SYBASE, INC.
           CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                                             Infrastructure       iAnywhere          Financial
(In thousands, except per share data)                                        Platform Group     Solutions, Inc.     Fusion, Inc.
                                                                             --------------     --------------     --------------
Revenues:
     License fees
          Enterprise                                                         $       35,506     $            9     $            -
          E-Business                                                                  8,313                  -                  -
          Mobile and Embedded                                                         6,099              8,268                  -
          E-Finance                                                                     792                  -                494
          Datawarehouse                                                               4,416                  -                  -
                                                                             --------------     --------------     --------------
                    Subtotal license fees                                            55,126              8,277                494
          Intersegment license revenues                                                  22              5,087                660
                                                                             --------------     --------------     --------------
                    Total license fees                                               55,148             13,364              1,154

     Services                                                                       123,264              2,681              2,190
          Intersegment service revenues                                                   -              6,688              1,180
                                                                             --------------     --------------     --------------
                    Total services                                                  123,264              9,369              3,370

                                                                             --------------     --------------     --------------
          Total revenues                                                            178,412             22,733              4,524

Total allocated costs and expenses before cost of restructure and
   amortization of customer lists and purchased technology                          154,740             18,552              5,984
                                                                             --------------     --------------     --------------

Operating income (loss) before cost of restructure and amortization
   of customer lists and purchased technology                                        23,672              4,181             (1,460)

Cost of restructure - 2003 Activity                                                   8,291                341                 13
Amortization of customer lists                                                            -                  -                500
Amortization of purchased technology                                                  2,920                100                811
                                                                             --------------     --------------     --------------

Operating income (loss) before unallocated costs                             $       12,461     $        3,740     $       (2,784)

Other unallocated expenses

Operating income after unallocated expenses

Interest income and expense and other, net


Income before income taxes

Provision for income taxes


Net income


Basic net income per share


Shares used in computing basic net income per share


Diluted net income per share


Shares used in computing diluted net income per share


                                                                                                 Consolidated
(In thousands, except per share data)                                         Eliminations          Total
                                                                             --------------     --------------
Revenues:
     License fees
          Enterprise                                                         $            -     $       35,515
          E-Business                                                                      -              8,313
          Mobile and Embedded                                                             -             14,367
          E-Finance                                                                       -              1,286
          Datawarehouse                                                                   -              4,416
                                                                             --------------     --------------
                    Subtotal license fees                                                 -             63,897
          Intersegment license revenues                                              (5,769)                 -
                                                                             --------------     --------------
                    Total license fees                                               (5,769)            63,897

     Services                                                                             -            128,135
          Intersegment service revenues                                              (7,868)                 -
                                                                             --------------     --------------
                    Total services                                                   (7,868)           128,135

                                                                             --------------     --------------
          Total revenues                                                            (13,637)           192,032

Total allocated costs and expenses before cost of restructure and
   amortization of customer lists and purchased technology                          (13,637)           165,639
                                                                             --------------     --------------

Operating income (loss) before cost of restructure and amortization
   of customer lists and purchased technology                                             -             26,393

Cost of restructure - 2003 Activity                                                       -              8,645
Amortization of customer lists                                                            -                500
Amortization of purchased technology                                                      -              3,831
                                                                             --------------     --------------

Operating income (loss) before unallocated costs                             $            -     $       13,417

Other unallocated expenses                                                                              (4,714)
                                                                                                --------------
Operating income after unallocated expenses                                                             18,131

Interest income and expense and other, net                                                               3,524

                                                                                                --------------
Income before income taxes                                                                              21,655

Provision for income taxes                                                                               7,096
                                                                                                --------------

Net income                                                                                      $       14,559
                                                                                                ==============

Basic net income per share                                                                      $         0.16
                                                                                                ==============

Shares used in computing basic net income per share                                                     93,787
                                                                                                ==============

Diluted net income per share                                                                    $         0.15
                                                                                                ==============

Shares used in computing diluted net income per share                                                   96,432
                                                                                                ==============

                                  SYBASE, INC.
                CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
                         INFRASTRUCTURE PLATFORM GROUP
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                       Enterprise                             Business
                                                       Solutions          E-Business        Intelligence
(In thousands, except per share data)                   Division           Division           Division
                                                     --------------     --------------     --------------
Revenues:
     License fees
          Enterprise                                 $       35,468     $           12     $           26
          E-Business                                          6,524              1,778                 11
          Mobile and Embedded                                 6,099                  -                  -
          E-Finance                                             792                  -                  -
          Datawarehouse                                       4,030                  -                386
                                                     --------------     --------------     --------------
                    Subtotal license fees                    52,913              1,790                423
          Intersegment license revenues                          22              5,423              3,359
                                                     --------------     --------------     --------------
                    Total license fees                       52,935              7,213              3,782

     Services                                               116,477              6,705                 82
          Intersegment service revenues                          17              6,558              2,871
                                                     --------------     --------------     --------------
                    Total services                          116,494             13,263              2,953

                                                     --------------     --------------     --------------
          Total revenues                                    169,429             20,476              6,735


                                                          IPG           Infrastructure
(In thousands, except per share data)                 Eliminations      Platform Group
                                                     --------------     --------------
Revenues:
     License fees
          Enterprise                                 $            -     $       35,506
          E-Business                                              -              8,313
          Mobile and Embedded                                     -              6,099
          E-Finance                                               -                792
          Datawarehouse                                           -              4,416
                                                     --------------     --------------
                    Subtotal license fees                         -             55,126
          Intersegment license revenues                      (8,782)                22
                                                     --------------     --------------
                    Total license fees                       (8,782)            55,148

     Services                                                     -            123,264
          Intersegment service revenues                      (9,446)                 -
                                                     --------------     --------------
                    Total services                           (9,446)           123,264

                                                     --------------     --------------
          Total revenues                                    (18,228)           178,412

                                  SYBASE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                   (UNAUDITED)

                                                                             Infrastructure       iAnywhere          Financial
(In thousands, except per share data)                                        Platform Group     Solutions, Inc.     Fusion, Inc.
                                                                             --------------     --------------     --------------
Revenues:
     License fees
          Enterprise                                                         $       69,175     $          732     $            -
          E-Business                                                                 20,586                  -                  -
          Mobile and Embedded                                                        10,925             14,943                  -
          E-Finance                                                                     941                  -                635
          Datawarehouse                                                               6,834                  -                  -
                                                                             --------------     --------------     --------------
                    Subtotal license fees                                           108,461             15,675                635
          Intersegment license revenues                                                  43              9,096                802
                                                                             --------------     --------------     --------------
                    Total license fees                                              108,504             24,771              1,437

     Services                                                                       239,667              4,718              4,423
          Intersegment service revenues                                                   3             12,666              2,284
                                                                             --------------     --------------     --------------
                    Total services                                                  239,670             17,384              6,707

                                                                             --------------     --------------     --------------
          Total revenues                                                            348,174             42,155              8,144

Total allocated costs and expenses before cost of restructure and
   amortization of customer lists and purchased technology                          307,240             34,515             11,531
                                                                             --------------     --------------     --------------

Operating income (loss) before cost of restructure and amortization
   of customer lists and purchased technology                                        40,934              7,640             (3,387)

Cost of restructure - 2003 Activity                                                   8,291                341                 13
Amortization of customer lists                                                            -                  -              1,000
Amortization of purchased technology                                                  5,840                133              1,622
                                                                             --------------     --------------     --------------

Operating income (loss) before unallocated costs                             $       26,803     $        7,166     $       (6,022)

Other unallocated expenses

Operating income after unallocated expenses

Interest income and expense and other, net


Income before income taxes

Provision for income taxes


Net income


Basic net income per share


Shares used in computing basic net income per share


Diluted net income per share


Shares used in computing diluted net income per share


                                                                                                 Consolidated
(In thousands, except per share data)                                         Eliminations          Total
                                                                             --------------     --------------
Revenues:
     License fees
          Enterprise                                                         $            -     $       69,907
          E-Business                                                                      -             20,586
          Mobile and Embedded                                                             -             25,868
          E-Finance                                                                       -              1,576
          Datawarehouse                                                                   -              6,834
                                                                             --------------     --------------
                    Subtotal license fees                                                 -            124,771
          Intersegment license revenues                                              (9,941)                 -
                                                                             --------------     --------------
                    Total license fees                                               (9,941)           124,771

     Services                                                                             -            248,808
          Intersegment service revenues                                             (14,953)                 -
                                                                             --------------     --------------
                    Total services                                                  (14,953)           248,808

                                                                             --------------     --------------
          Total revenues                                                            (24,894)           373,579

Total allocated costs and expenses before cost of restructure and
   amortization of customer lists and purchased technology                          (24,894)           328,392
                                                                             --------------     --------------

Operating income (loss) before cost of restructure and amortization
   of customer lists and purchased technology                                             -             45,187

Cost of restructure - 2003 Activity                                                       -              8,645
Amortization of customer lists                                                            -              1,000
Amortization of purchased technology                                                      -              7,595
                                                                             --------------     --------------

Operating income (loss) before unallocated costs                                        $ -     $       27,947

Other unallocated expenses                                                                              (7,105)
                                                                                                --------------
Operating income after unallocated expenses                                                             35,052

Interest income and expense and other, net                                                               5,967

                                                                                                --------------
Income before income taxes                                                                              41,019

Provision for income taxes                                                                              13,486
                                                                                                --------------

Net income                                                                                      $       27,533
                                                                                                ==============

Basic net income per share                                                                      $         0.29
                                                                                                ==============

Shares used in computing basic net income per share                                                     94,072
                                                                                                ==============

Diluted net income per share                                                                    $         0.28
                                                                                                ==============

Shares used in computing diluted net income per share                                                   96,858
                                                                                                ==============

                                  SYBASE, INC.
                CONSOLIDATED STATEMENT OF OPERATIONS BY SEGMENT
                         INFRASTRUCTURE PLATFORM GROUP
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
                                  (UNAUDITED)

(In thousands, except per share data)

                                           Enterprise                          Business
                                            Solutions       E-Business       Intelligence          IPG           Infrastructure
                                            Division         Division          Division        Eliminations      Platform Group
                                           ----------      ------------      ------------      ------------      --------------
Revenues:
  License fees
       Enterprise                           $  69,137      $         12       $       26        $        -         $   69,175
       E-Business                              14,421             6,154               11                 -             20,586
       Mobile and Embedded                     10,925                 -                -                 -             10,925
       E-Finance                                  962               (21)               -                 -                941
       Datawarehouse                            6,258                 -              576                 -              6,834
                                            ---------      ------------       ----------        ----------         ----------
            Subtotal license fees             101,703             6,145              613                 -            108,461
       Intersegment license revenues               43            12,025            5,217           (17,242)                43
                                            ---------      ------------       ----------        ----------         ----------
            Total license fees                101,746            18,170            5,830           (17,242)           108,504

  Services                                    226,423            13,070              174                 -            239,667
       Intersegment service revenues               20            12,256            5,403           (17,676)                 3
                                            ---------      ------------       ----------        ----------         ----------
            Total services                    226,443            25,326            5,577           (17,676)           239,670
                                            ---------      ------------       ----------        ----------         ----------
       Total revenues                         328,189            43,496           11,407           (34,918)           348,174

                                   SYBASE, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
                    FOR THE THREE MONTHS ENDED JUNE 30, 2003
          PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
                         AND STOCK COMPENSATION EXPENSE
                                   (UNAUDITED)

(In thousands, except per share data)

                                                      Infrastructure      iAnywhere       Financial                    Consolidated
                                                      Platform Group   Solutions, Inc.   Fusion, Inc.   Eliminations       Total
                                                      --------------   ---------------   ------------   ------------   ------------
Revenues:
     License fees
          Enterprise                                    $   35,506        $       9        $      -       $      -      $   35,515
          E-Business                                         8,313                -               -              -           8,313
          Mobile and Embedded                                6,099            8,268               -              -          14,367
          E-Finance                                            792                -             494              -           1,286
          Datawarehouse                                      4,416                -               -              -           4,416
                                                        ----------        ---------        --------       --------      ----------
                    Subtotal license fees                   55,126            8,277             494              -          63,897
          Intersegment license revenues                         22            5,087             660         (5,769)              -
                                                        ----------        ---------        --------       --------      ----------
                    Total license fees                      55,148           13,364           1,154         (5,769)         63,897

     Services                                              123,264            2,681           2,190              -         128,135
          Intersegment service revenues                          -            6,688           1,180         (7,868)              -
                                                        ----------        ---------        --------       --------      ----------
                    Total services                         123,264            9,369           3,370         (7,868)        128,135

                                                        ----------        ---------        --------       --------      ----------
          Total revenues                                   178,412           22,733           4,524        (13,637)        192,032

Total allocated costs and expenses                         154,740           18,552           5,984        (13,637)        165,639
                                                        ----------        ---------        --------       --------      ----------

Operating income (loss) before unallocated expenses     $   23,672        $   4,181        $ (1,460)      $      -      $   26,393

Other unallocated expenses                                                                                                  (4,753)

                                                                                                                        ----------
Operating income after unallocated expenses                                                                                 31,146

Interest income and expense and other, net                                                                                   3,524

                                                                                                                        ----------
Income before income taxes                                                                                                  34,670

Provision for income taxes                                                                                                  11,441
                                                                                                                        ----------

Net income                                                                                                              $   23,229
                                                                                                                        ==========

Basic net income per share                                                                                              $     0.25
                                                                                                                        ==========

Shares used in computing basic net income per share                                                                         93,787
                                                                                                                        ==========

Diluted net income per share                                                                                            $     0.24
                                                                                                                        ==========

Shares used in computing diluted net income per share                                                                       96,432
                                                                                                                        ==========

         Note: The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

                                   SYBASE, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2003
          PRO FORMA WITHOUT PURCHASE ACCOUNTING, COST OF RESTRUCTURE,
                         AND STOCK COMPENSATION EXPENSE
                                   (UNAUDITED)

(In thousands, except per share data)

                                                      Infrastructure      iAnywhere       Financial                    Consolidated
                                                      Platform Group   Solutions, Inc.   Fusion, Inc.   Eliminations       Total
                                                      --------------   ---------------   ------------   ------------   ------------
Revenues:
     License fees
          Enterprise                                    $   69,175        $     732        $      -       $      -      $   69,907
          E-Business                                        20,586                -               -              -          20,586
          Mobile and Embedded                               10,925           14,943               -              -          25,868
          E-Finance                                            941                -             635              -           1,576
          Datawarehouse                                      6,834                -               -              -           6,834
                                                        ----------        ---------        --------       --------      ----------
                    Subtotal license fees                  108,461           15,675             635              -         124,771
          Intersegment license revenues                         43            9,096             802         (9,941)              -
                                                        ----------        ---------        --------       --------      ----------
                    Total license fees                     108,504           24,771           1,437         (9,941)        124,771

     Services                                              239,667            4,718           4,423              -         248,808
          Intersegment service revenues                          3           12,666           2,284        (14,953)              -
                                                        ----------        ---------        --------       --------      ----------
                    Total services                         239,670           17,384           6,707        (14,953)        248,808

                                                        ----------        ---------        --------       --------      ----------
          Total revenues                                   348,174           42,155           8,144        (24,894)        373,579

Total allocated costs and expenses                         307,240           34,515          11,531        (24,894)        328,392
                                                        ----------        ---------        --------       --------      ----------

Operating income (loss) before unallocated expenses     $   40,934        $   7,640        $ (3,387)      $      -      $   45,187

Other unallocated expenses                                                                                                  (7,596)

                                                                                                                        ----------
Operating income after unallocated expenses                                                                                 52,783

Interest income and expense and other, net                                                                                   5,967

                                                                                                                        ----------
Income before income taxes                                                                                                  58,750

Provision for income taxes                                                                                                  19,387
                                                                                                                        ----------

Net income                                                                                                              $   39,363
                                                                                                                        ==========

Basic net income per share                                                                                              $     0.42
                                                                                                                        ==========

Shares used in computing basic net income per share                                                                         94,072
                                                                                                                        ==========

Diluted net income per share                                                                                            $     0.41
                                                                                                                        ==========

Shares used in computing diluted net income per share                                                                       96,858
                                                                                                                        ==========

         Note: The pro forma statement of operations is intended to present the Company's operating results excluding purchase accounting adjustments associated with the acquisitions of Home Financial Network, Inc., New Era of Networks, Inc., and AvantGo, Inc. and other purchased intangibles. Such purchase accounting adjustments would include amortization of developed technology, amortization of intangibles, goodwill impairment loss, in-process research and development costs, and related adjustments for income tax provision. The pro forma statement of operations also excludes stock compensation expense, restructuring costs, and cumulative effect of an accounting change.

                                  SYBASE, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                                       Six Months Ended
                                                                                            June 30
                           (Dollars in thousands)                               2003                     2002
                                                                             ----------               ----------
Cash and cash equivalents, beginning of year                                 $  231,267               $  222,793
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income (loss)                                                            27,533                  (96,238)
Adjustments  to  reconcile  net loss to net cash  provided  by  operating activities:
     Depreciation and amortization                                               42,127                   40,172
     Write-off of assets in restructuring                                           343                        -
     Gain on disposal of assets                                                    (168)                  (2,938)
     Cumulative effect of an accounting change                                        -                  132,450
     Deferred income taxes                                                       (2,675)                  (2,477)
     Amortization of deferred stock-based compensation                            1,388                      994
     Changes in assets and liabilities:
       Accounts receivable                                                       52,531                   59,276
       Other current assets                                                         778                      431
       Accounts payable                                                            (182)                   1,722
       Accrued compensation and related expenses                                 (3,389)                  (4,942)
       Accrued income taxes                                                       1,773                    9,301
       Other accrued liabilities                                                (23,433)                 (32,628)
       Deferred revenues                                                         20,826                    6,475
       Other liabilities                                                          2,414                    2,344
                                                                             ----------               ----------
Net cash provided by operating activities                                       119,866                  113,942

CASH FLOWS FROM INVESTING ACTIVITIES:
    Decrease in restricted cash                                                   1,249                      911
    Purchases of available-for-sale cash investments                           (134,283)                (119,907)
    Maturities of available-for-sale cash investments                            41,350                   30,966
    Sales of available-for-sale cash investments                                 38,755                   96,626
    Business combinations, net of cash acquired                                 (13,900)                  (2,087)
    Purchases of property, equipment and improvements                           (20,608)                 (26,589)
    Proceeds from sale of fixed assets                                              141                      679
    Capitalized software development costs                                      (15,130)                 (15,800)
    (Increase) Decrease in other assets                                           2,216                     (214)
                                                                             ----------               ----------
Net cash used for investing activities                                         (100,210)                 (35,415)

CASH FLOWS FROM FINANCING ACTIVITIES:
   Net proceeds from the issuance of common stock and                            13,853                   14,122
     reissuance of treasury stock
   Purchases of treasury stock                                                  (30,883)                 (39,123)
                                                                             ----------               ----------
Net cash used for financing activities                                          (17,030)                 (25,001)

Effect of exchange rate changes on cash                                          15,177                   11,512
                                                                             ----------               ----------

Net increase in cash and cash equivalents                                        17,803                   65,038
                                                                             ----------               ----------
Cash and cash equivalents, end of period                                        249,070                  287,831
Cash investments, end of period                                                 210,255                  112,948
                                                                             ----------               ----------
Total cash, cash equivalents and cash investments, end of period             $  459,325               $  400,779
                                                                             ==========               ==========

                                                          - 21 -